UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC
                              20549





                            FORM 8-K



                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report: September 3, 1996


               CONSOLIDATED CAPITAL PROPERTIES III
     (Exact name of registrant as specified in its charter)


          CALIFORNIA              0-10273         94-2653686
(State or other jurisdiction of  (Commission   (I.R.S. Employer
incorporation or organization)   File Number)   Identification
                                                   Number)

                  One Insignia Financial Plaza
                      Post Office Box 1089
                Greenville, South Carolina  29602
             (Address of Principal Executive Office)


Registrant's telephone number, including area code (864) 239-1000


Item 2.  Acquisition or Disposition of Assets

On September 3, 1996, State Street Bank and Trust Company, the lender, foreclosed on Mountain Plaza Apartments located in El Paso, New Mexico. The mortgage note payable had been in default since May 13, 1996. In the General Partner's opinion, it was not in the Partnership's best interest to contest the foreclosure action.


Item 7.  Financial Statements and Exhibits

(c)     Exhibits:




EXHIBIT NO.              DESCRIPTION


   99.1 Substitute Trustee's Deed entered into as of September 3, 1996 by and between Mountain Plaza Associates, Ltd., a Texas limited partnership, and State Street Bank and Trust Company.



                           SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         CONSOLIDATED CAPITAL PROPERTIES III


                         By:  CONCAP EQUITIES, INC.
                              General Partner



                         By:  /s/ Carroll D. Vinson
                              Carroll D. Vinson
                              President


                         By:  /s/ Robert D. Long, Jr.
                              Robert D. Long, Jr.
                              Vice President/CAO


                         Date: September 18, 1996